  VegaShares Space & AI ETF

   Schedule of Investments

  August 31, 2026 (Unaudited)

COMMON STOCKS - 98.3%	Shares	Value
Industrial Products - 31.9%(a)
AeroVironment, Inc.(b)	147	$21,808
Firefly Aerospace, Inc.(b)	1,177	24,858
Intuitive Machines, Inc. - Class A(b)	1,409	21,642
Karman Holdings, Inc.(b)	523	21,678
Kratos Defense & Security Solutions, Inc.(b)	1,082	55,160
Mercury Systems, Inc.(b)	520	45,412
Redwire Corp.(b)	3,307	35,385
Rocket Lab Corp.(b)	732	46,789
Voyager Technologies, Inc. - Class A(b)	1,823	61,308
		334,040

Industrial Services - 3.5%
Spire Global, Inc. - Class A(b)	2,743	36,400

Media - 15.3%
Space Exploration Technologies Corp. - Class A(b)	1,118	160,645

Software & Tech Services - 11.8%
Palantir Technologies, Inc. - Class A(b)	450	83,871
Planet Labs PBC - Class A(b)	2,006	39,819
		123,690

Tech Hardware & Semiconductors - 22.2%
Coherent Corp.(b)	162	45,008
Lumentum Holdings, Inc.(b)	68	62,204
Micron Technology, Inc.	38	36,432
NVIDIA Corp.	294	64,909
STMicroelectronics NV	485	24,318
		232,871

Telecommunications - 13.6%
AST SpaceMobile, Inc. - Class A(b)	607	35,874
BlackSky Technology, Inc.(b)	1,542	35,620
Iridium Communications, Inc.	528	24,806
Viasat, Inc.(b)	679	45,676
		141,976

TOTAL COMMON STOCKS (Cost $1,282,491)		1,029,622

SHORT-TERM INVESTMENTS - 1.8%
Money Market Funds - 1.8%	Shares	Value
First American Government Obligations Fund – Class X, 3.58%(c)	19,014	$19,014

TOTAL SHORT-TERM INVESTMENTS (Cost $19,014)		19,014

TOTAL INVESTMENTS - 100.1% (Cost $1,301,505)		$1,048,636
Liabilities in Excess of Other Assets - (0.1)%		(956)
TOTAL NET ASSETS - 100.0%		$1,047,680

Percentages are stated as a percent of net assets.

(a)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of August 31, 2026.